BENEFIT PLANS	12 Months Ended
Dec. 31, 2011
BENEFIT PLANS
BENEFIT PLANS

NOTE 20—BENEFIT PLANS

        IAC has a retirement savings plan in the United States that qualifies under Section 401(k) of the Internal Revenue Code. Participating employees may contribute up to 50% of their pre-tax earnings, but not more than statutory limits. IAC contributes fifty cents for each dollar a participant contributes in this plan, with a maximum contribution of 3% of a participant's eligible earnings. Matching contributions for the plan for the years ended December 31, 2011, 2010 and 2009 were $5.0 million, $4.9 million and $4.5 million, respectively. Matching contributions are invested in the same manner as each participant's voluntary contributions in the investment options provided under the plan. Investment options in the plan include IAC common stock, but neither participant nor matching contributions are required to be invested in IAC common stock.

        IAC also has or participates in various benefit plans, principally defined contribution plans, for its international employees. IAC's contributions for these plans for the years ended December 31, 2011, 2010 and 2009 were $1.4 million, $0.4 million and $0.5 million, respectively. The increase in contributions for 2011 relates primarily to the acquisition of Meetic.